UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
 _____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5	CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective April 15, 2013, Jeffrey T. Siegal, 50, joined Key Technology, Inc. (the "Company") as Vice President and Chief Financial Officer.

From 2008 to 2012, Mr. Siegal served as Chief Financial Officer and Treasurer of Schmitt Industries, Inc., a designer and manufacturer of computer-controlled vibration detection and balancing equipment, where he also served as the Managing Director of Schmitt Europe Ltd. Prior to joining Schmitt Industries, Inc., Mr. Siegal was Corporate Controller and Treasurer of Planar Systems, Inc.; Mr. Siegal also worked for Deloitte & Touche LLP from 1991-1999, serving as a Senior Manager from 1995-1999.

Mr. Siegal is employed under the terms of an offer letter dated March 14, 2013. His base salary will be $200,000 per year. In connection with his employment, Mr. Siegal will receive a restricted stock grant under the Company's 2010 Equity Incentive Plan equal in value to 100% of his base compensation, one-third of such shares to vest on a time-based vesting schedule ending on September 30, 2015, and the remaining two-thirds of such shares to vest subject to the achievement by the Company of specific corporate results and metrics as determined by the Chief Executive Officer and the Compensation and Management Development Committee of the Company's Board of Directors and subject to Mr. Siegal's continued employment with the Company through December 15, 2015. In addition, Mr. Siegal will be eligible to participate in the Company's annual executive incentive plan, prorated for fiscal 2013, with a potential payout equal to 100% of base salary subject to the achievement of the Company's fiscal 2013 operating income targets. The Company will pay Mr. Siegal's expenses in connection with his relocation to Walla Walla, Washington and will pay Mr. Siegal an Incidental Relocation Expense Allowance in the amount of $20,000 less taxes. Mr. Siegal will also receive Company-provided health, dental, life and disability insurance and be eligible to participate in the Company's 401(k) Plan, as well as the Employee Stock Purchase Plan.

The offer letter detailing the arrangements described above is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
The following exhibits are filed with this Current Report on Form 8-K:

	10.1	Offer letter, dated March 14, 2013, between the Company and Mr. Jeffrey T. Siegal

	99.1	Press Release of Key Technology, Inc., dated April 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ John J. Ehren
John J. Ehren
President and Chief Executive Officer

Dated: April 15, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer letter, dated March 14, 2013, between the Company and Mr. Jeffrey T. Siegal

99.1	Press release of Key Technology, Inc., dated April 15, 2013